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                SECOND AMENDMENT TO THE BALLANTYNE OF OMAHA, INC.
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                    1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN
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     The Ballantyne of Omaha, Inc., 1995 Outside Directors' Stock Option Plan,
as amended, is hereby further amended to read as follows:

          1.   The first paragraph of Section 6 is amended to read as follows:

               "The maximum aggregate number of Shares which may be subject to NQSOs granted to Non-Employee Directors under the Plan shall be 509,875. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b)."

          2. All other terms, conditions, and provisions of said Plan, and the First Amendment thereto, shall remain the same.

     DATED as of the 24th day of January, 2001.

                                            BALLANTYNE OF OMAHA, INC.


                                        By: /s/ John Wilmers
                                           --------------------------
                                            John Wilmers, President

ATTEST:

/s/ Brad French

Brad French, Secretary

     I hereby certify that the above amendment to the Ballantyne of Omaha, Inc., 1995 Stock Option Plan was approved by the Board of Directors of the corporation by unanimous consent on the 26th day of March, 2001, and at a Special Meeting of the Board on April 25, 2001.

     DATED at Omaha, Nebraska, this 25th day of April, 2001.

                                            /s/ Brad French

                                            Brad French, Secretary